UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

CLEVELAND BIOLABS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

Buffalo, New York 14203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cleveland BioLabs, Inc. (the “Company”) held a Special Meeting of Stockholders on January 27, 2015 (the “Special Meeting”). The stockholders considered the two proposals described below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 10, 2014. As of December 9, 2014, the record date for the Special Meeting, there were 57,148,241 shares of common stock issued, outstanding and entitled to vote. At the Special Meeting, 42,969,416 shares of common stock were represented in person or by proxy, constituting a quorum. The final number of votes cast for and against with regard to each proposal are set forth below:

Proposal 1: Approve the Amendments to our Restated Certificate of Incorporation. The amendments to the Company’s Restated Certificate of Incorporation, as amended, and the authorization of the Company’s Board of Directors (the “Board”) to select and file, in its discretion, one such amendment to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1:2 to 1:20, such ratio to be determined in the discretion of the Board, was approved with the votes set forth below:

For	Against	Abstain
36,562,992	5,834,762	571,662

Proposal 2: The Adjournment of the Special Meeting. The adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, was approved with the votes set forth below:

For	Against	Abstain
36,305,827	6,050,565	613,024

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2015, the Company filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”) to effect a reverse stock split of the Company’s common stock at a ratio of twenty-to-one (the “Reverse Stock Split”) with the Secretary of State of Delaware. The Amendment did not change the number of authorized shares, or the par value, of the Company’s common stock. The Amendment provides that the Reverse Stock Split will become effective on January 28, 2015, at which time every twenty shares of the Company’s issued and outstanding common stock will be automatically combined into one issued and outstanding share of the Company’s common stock.

The Amendment was approved by the stockholders of the Company at a special meeting of stockholders held on January 27, 2015, with the ratio of the Reverse Stock Split to be not less than two-to-one and not more than twenty-to-one, as determined by the Company’s Board. The Company’s Board approved the Amendment with the twenty-to-one ratio on the same date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.

Item 8.01	Other Events.

On January 27, 2015, the Company issued a press release regarding the Reverse Stock Split described under Item 5.03 of this Current Report on Form 8-k. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibit.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Cleveland BioLabs, Inc.

99.1	Press Release dated January 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015	CLEVELAND BIOLABS, INC.

	By:	/s/ Yakov Kogan
Yakov Kogan
Chief Executive Officer